INVESTOR OVERVIEW ® Q1 2017 CONTENT + INFLUENCE + SCALE

This overview contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company's financial position and business strategy. The words or phrases “would be,” “will allow,” “intends to,” “may result,” “are expected to,” “will continue,” “anticipates,” “expects,” “estimate,” “project,” “indicate,” “could,” “potentially,” “should,” “believe,” “think”, “considers” or similar expressions are intended to identify “forward-looking statements.” These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include competitive conditions in the social media sponsorship segment in which IZEA operates, failure to popularize one or more of the marketplace platforms of IZEA, inability to obtain additional capital, and changing economic conditions that are less favorable than expected and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. Statements made herein are as of the date of this investor overview and should not be relied upon as of any subsequent date. The Company cautions readers not to place undue reliance on such forward-looking statements. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement. Actual results may differ materially from the Company's expectations and estimates. All images, brands and marks found in this presentation are copyright their respective holders. None of the agencies, celebrities, brands or companies presented herein have endorsed an investment in IZEA. SAFE HARBOR STATEMENT

KEY STATS NASDAQ : IZEA Stock Price (2/28/17) $4.30 52 Week Low-High $4.22-$7.99 Avg. Vol. (3 mo.) 14,262 Shares Outstanding 5.67M Free Float (est.) 3.4M Insider Holdings 19% Institutional Holdings (est.) 45% Market Cap $22.7M Enterprise Value $16.7M Full Time Employees (2/28/17) 134 Fiscal Year End Dec 31 Revenue (TTM) $27.3M Revenue Backlog (MRQ) $10.2M Gross Profit (MRQ) $3.6M Adjusted EBITDA (MRQ) -$1.1M EV/Revenue (TTM) $0.61x Gross Profit Margin (MRQ) 48.9% Cash and Investments (MRQ) $5.9M Accounts Receivable (MRQ)1 $3.7M Total Assets (MRQ) $17.0M Total Debt (MRQ) $0.0M $0M $5M $10M $15M $20M $25M $30M 12 13 14 15 16 $30M $25M $9M $7M $5M Annual Bookings Growth $0M $5M $10M $15M $20M $25M $30M 12 13 14 15 16 $27M $21M $8M$7M $5M Annual Revenue Growth Please note: Forecast issued and effective only on December 31, 2016. Stock Data Source: S&P Capital IQ, NASDAQ (ttm) = trailing 12 months at December 31, 2016 (mrq) = most recent quarter at December 31, 2016 1) Net of allowance for doubtful accounts

We develop technology that helps   Marketers and Creators connect. Created the sponsored social space in 2006, became NASDAQ listed in 2016 140+ team members located in Los Angeles, New York, Detroit, Chicago, Toronto with headquarters in Orlando, Florida Powers social sponsorships for all 5 of the top 5 global consumer brands by revenue Supports content programs for 1,000+ publishers including Gannett and the AP  as well as top brands and agencies A PIONEER AND LEADER IN OUR SPACE.

Will Tang + SOFTWARE Robust SaaS platform for agencies and brands that automates multi-type influencer and content marketing programs. SERVICES Fully managed influencer marketing and custom content services using our experienced team members and network of Creators. SELF-SERVICE Streamlined self-service content amplification through social media influencers on Twitter and Facebook through ContentAmp. PROPRIETARY TECHNOLOGY + INCREDIBLE SERVICE

WE DO REALLY WELL. THINGS Blog Post  on Dell’s Blog Russ Banham  Journalist formerly with   The Wall Street Journal Jeremy Piven  Actor CREATOR + = BRAND Influencer Marketing Sponsored Tweet  on Jeremy’s Twitter Account Custom Content CONTENT TWO + = Dell Avocados  from Mexico

Utilize our network of creators to produce high quality content for use on your owned and operated sites, native advertising needs, CRM efforts or other marketing collateral. • Feature Stories • Articles / Blog Posts • Product Descriptions • Meta Data • White Papers • Infographics • Videos CUSTOM CONTENT

Leverage the power of social media influencers and media companies to produce custom sponsored content and distribute  it natively through their  social channels. • Sponsored Blog Posts • Sponsored Videos • Sponsored Photos • Sponsored Updates • Product Sampling • Influencer Events INFLUENCER MARKETING

+ PLATFORM AGNOSTIC IZEA supports all major social distribution platforms for both long form and short form content. PAID Sponsorship and Distribution EARNED Amplification via social shares OWNED Original content creation OUR APPROACH

Creator Discovery Contracting Content Workflow Publishing Payment Tracking Analytics IZEAx PROVIDES: Our team leverages IZEA’s proprietary software technology IZEAx to manage workflow, enable collaboration, and optimize outcomes on behalf of our services clients. + OUR TECH

Technology enabled influencer and content marketing. THE IZEA PROCESS REVIEW CONTENT PUBLISH & TRACK CREATOR PAYMENT CREATE OPPORTUNITY TARGET CREATORS ACCEPT BIDS BID ON OPPORTUNITIES CREATE CONTENT MARKETER CREATOR

THE WORLD’S LARGEST BRANDS TRUST IZEA 5 out of 5 top consumer brands (by revenue) use IZEA to create and distribute content.

Content and Influencer Marketing achieved chart-topping Effectiveness Ratings among familiar Influencer and Content Marketers. 2016 IM (1-10 Scale) 2016 CM (1-10 Scale) Content Marketing 7.69 7.63 Influencer Marketing 7.56 7.54 Brand-Specific Web Development 7.47 7.47 Experiential Marketing 7.42 7.43 Celebrity Endorsements 6.84 6.77 Online Display Advertising 6.50 6.49 Podcast Advertising 6.35 6.32 Television Advertising 6.25 6.33 TV Program Oﬃcial Sponsorship 6.01 6.09 TV Program Embedded Sponsorship 6.00 6.01 Radio Advertising 5.59 5.65 Magazine Advertising 5.36 5.36 Newspaper Advertising 4.69 4.56 BASE: U.S. Marketers of each type with professional experience with the given approach U.S. MARKETING TECHNIQUE EFFECTIVENESS RATINGS Traditional advertising across the entire media mix was viewed as much less effective by Marketers in 2016. `

2016 Effectiveness Momentum also reveals Content and Influencer Marketing have chart-topping year-on-year perceptual gains. BASE: IZEA’s 2016 U.S. State of Creator Economy Research Now B-to-B Panel Sample of 602 Client and Agency Marketers. Each marketing approach was rated by respondents who had professional experience with that approach. ! Notable that all approaches with strong positive Effectiveness Momentum have digital roots.   " In contrast, all traditional marketing approaches were perceived as having negative Effectiveness Momentum. Marketing Eﬀectiveness Momentum vs. YA (U.S. Influencer Marketer Sample) Content Marketing Influencer Marketing Brand-Specific Web Development Experiential Marketing Online Display Advertising Podcast Advertising Celebrity Endorsements TV Program Oﬃcial Sponsorships TV Advertising TV Program Embedded Sponsorships Radio Advertising Magazine Advertising Newspaper Advertising -70 -52.5 -35 -17.5 0 17.5 35 52.5 70 7% 9% 10% 11% 13% 11% 23% 35% 44% 45% 52% 61% 58% -54% -37% -33% -24% -25% -19% -21% -9% -14% -5% -4% -8% -1% % Negative Shift % Positive Shift +57% +53% +48% +40% +30% +26% +2% -8% -12% -13% -23% -28% -47% U.S. MARKETING APPROACH EFFECTIVENESS MOMENTUM

69% Over 2/3 of marketers in companies that do Influencer Marketing have stand-alone IM budget for their brand Organization-wide, 33% have budgets totaling over $500k - up from 25% in 2015 Over 1/2 of U.S. Marketers in companies that do Content Marketing have stand-alone CM budget for their brand Organization-wide, 29% have CM budgets totaling over $500k 58% INFLUENCER MARKETING BUDGETS CONTENT MARKETING BUDGETS

IZEA 2012-2016 AVG. DEAL SIZE $0K $5K $10K $15K $20K $25K $30K $35K 13 14 15 16 $31.7K $26.2K $13.4K $8.4K +277%

0 1 2 3 4 5 6 2008 2009 2010 2011 2012 2013 2014 2015 2.8 2.6 2.3 1.6 0.8 0.40.30.3 2.42.42.32.5 2.62.42.32.2 0.40.30.30.30.30.40.30.2 Connected Device Desktop / Laptop Mobile Source : eMarketer DEVICE INDEPENDENT IZEA content flows natively to all devices, without the need for separate ad units for mobile, tablet and other connected devices. IF YOU CAN SEE THE CONTENT YOU CAN SEE THE MARKETING MESSAGE. Hours Spent per Adult User per Day with Digital Media, US 51% mobile

MOBILE USERS ARE SPENDING MORE TIME OUTSIDE OF WEB BROWSERS, AVOIDING OR BLOCKING MOBILE WEB ADS. Source : comScore Media Metrix Multi-Platform & Mobiel Matrix, US, Dec 2014 / Dec 2015 IN-APP & IN-BROWSER Mario Lopez + 3% 13% 4% 54% 26% Desktop Phone App Phone Web Tablet App Tablet Web 3% 9% 6% 61% 21% 2014 2015 Share of Time Spent  on Social Media   Across Platforms. Phone App

MARKETING ASSET DEVELOPMENT Use assets produced by IZEA Creators for email marketing, website production, video  and print advertising. CONTENT AT-SCALE IMAGES CREATED BY THE IZEA NETWORK FOR HORMEL. CONTENT CAN BE RE-PURPOSED AND RE-DISTRIBUTED. CUSTOMER EMAIL NEWSPAPER INSERT RECIPE WEBSITE

CONTENT IS THE ONLY FORM OF MARKETING THAT PEOPLE SHARE. 4.5k+ SHARES 1K+ PINS Life on Virginia Street + The Gardening Cook + SHAREABLE MARKETING

3.5M+
TRANSACTIONS

Char-Broil
+
Andrew Zimmern

NETWORK & EXPERIENCE

IZEA

- **800,000+** opt-in social connections
  - All forms of social media content from snaps to live streams
  - Bloggers, YouTubers, Instagrammers and Tweeters
- Aggregate reach of **4+ billion** followers
- **Partnerships** with talent agencies, MCNs and smaller networks
- Connections across **9** social channels
- **Unmatched experience** with **3.5+ million** transactions facilitated between Brands and Creators

INFLUENCER DIVERSITY & QUALITY

Access celebrities, niche influencers and everything in-between.

IZEA



Hillary Duff
+
Plenti (Plentiful Greek Yogurt)



Bat Dad
+
TruMoo



Latoya Forever
+
cricket wireless



Tiffani Thiessen
+
Scotts



Alfonso Ribeiro
+
Gillette



Embellishments
+
Levi's

Lucy Hale Actress	Jordan Sparks Musician	Mark Cuban Entrepreneur	Rajiv Dhall Vine Star	Venture Beat Premium Site
Business Insider Premium Site	Modern Day Moms Blog	Floyd Mayweather Boxer	Brodie Smith Web Celebrity	Darren Criss Musician
Tia Mowry Actress	Elizabeth Banks Movie Star	Carmelo Anthony NBA Player	Marcus Johns Vine Star	Daymond John Entrepreneur

INFOGRAPHIC MULTI-FORMAT CONTENT CAPABILITIES Blog Posts, Photos, Illustration and Video. Allstate HTC Thomson Reuters Broadcom Altos Tequila Wiley Nationwide Hershey’s BLOG POST PHOTO VIDEO BLOG POST INFOGRAPHIC VIDEOPHOTO

CLIENT SUCCESS

Custom tailored programs for any industry or content need.

IZEA



SUPER AWARENESS

IZEA has launched day-parted influencer campaigns for Kia, Toyota, Doritos and Avocados from Mexico to drive awareness of their Super Bowl commercials.



DIY DELIGHTS

IZEA Creators produce ongoing blog content for Bed, Bath & Beyond aimed at DIYers, home decor enthusiasts and those that love to cook.



THE GOOD GUIDES

IZEA Creators have developed over 25,000+ online product guides for eBay to support customer education, drive engagement and increase search traffic.


Periscope
Periscope

ICE STREAM

IZEA partnered with Nestle's Drumstick brand to produce the first ever sponsored live stream on Periscope, promoting the first day of summer.



HUNGRY FOR CONTENT

Hormel leverages the IZEA Creator network to produce thousands of recipes which are used in print materials, email and on the Hormel website.



CONTENT ARMY

IZEA enables Gannett to produce thousands of pieces of editorial and sponsored content every month for their family of newspapers.

REVENUE PER FTE $0 $11,304 $22,609 $33,913 $45,217 $56,522 $67,826 $79,130 $90,435 $101,739 $113,043 $124,348 $135,652 $146,957 $158,261 $169,565 $180,870 $192,174 $203,478 $214,783 $226,087 $237,391 $248,696 $260,000 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 $138,961 $114,159 $88,473 $104,865 $163,243 $165,770 $189,853 $212,880 $173,522 $196,598 $196,857 $206,979 Revenue Per FTE (Annualized) Quarterly Q1’14-Q4’16 +97% HEAVY INVESTMENT IN PEOPLE AND TECHNOLOGY

CASH OPEX / REVENUE


Cash OPEX / Rev
Quarterly Q1'14-Q4'16
140%
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
93.00%
114.00%
133.00%
105.00%
75.00%
74.00%
79.00%
72.00%
81.00%
66.00%
60.00%
64.00%
-41%
HEAVY INVESTMENT IN
PEOPLE AND TECHNOLOGY
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16

0% 10% 20% 30% 40% 50% 60% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 48.95% 47.62% 50.56% 43.26%42.71% 39.54% 36.96% 40.96% Gross Profit Margin 3QTR. Avg Moving Average 2015-2016 GROSS PROFIT MARGIN 2015 2016

2012-2016 REVENUE GROWTH $0M $5M $10M $15M $20M $25M $30M 12 13 14 15 16 $27.31M $20.47M $8.32M $6.63M $4.95M

#THANKYOU